                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 7, 2006

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                  000-51166               38-3423227
(State or other jurisdiction     (Commission File          (IRS Employer
      of incorporation)              Number)            Identification Number)


1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                       49441
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code            231-780-1800



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         On July 7, 2006, Community Shores Bank (the "Bank"), a wholly-owned subsidiary of Community Shores Bank Corporation (the "Company"), amended its data processing contract with Fiserv Solutions, Inc. ("Fiserv"). The original agreement was dated October 7, 1998. The amendment includes a 5 year extension to January 31, 2012, a revised schedule of monthly of processing and installation discounts and the addition of several new processing modules. Annual Fiserv fees have ranged from $150,000 to $320,000, historically over the last five years. The original agreement and the extension agreement are referenced as exhibits to this report.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number                                Description
--------------                                -----------
       10.1         Agreement between Fiserv Solutions, Inc. and Community Shores Bank is incorporated by reference to exhibit 10.4 of the Company's Registration Statement on Form SB-2 (SEC File No. 333-63769)
                    which became effective on December 17, 1998.

       10.2         Extension to the agreement between Fiserv Solutions, Inc., and Community Shores Bank.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMMUNITY SHORES BANK CORPORATION

                                    By:   /S/ TRACEY A. WELSH
                                       ----------------------------------------
                                          Tracey A. Welsh
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

Date:  July 12, 2006

                                  EXHIBIT INDEX


Exhibit Number                                Description
--------------                                -----------
       10. 1        Agreement between Fiserv Solutions, Inc. and Community Shores Bank is incorporated by reference to exhibit 10.4 of the Company's Registration Statement on Form SB-2 (SEC File No. 333-63769)
                    which became effective on December 17, 1998.

       10.2         Extension to the agreement between Fiserv Solutions, Inc., and Community Shores Bank.